UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2015

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	20-2777218
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

001-32853
(Commission File Number)

550 South Tryon Street Charlotte, North Carolina	28202-1803
(Address of Principal Executive Offices)	(Zip Code)

704-382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On October 24, 2015, Duke Energy Corporation, a Delaware corporation (“Duke Energy”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Piedmont Natural Gas Company, Inc., a North Carolina Corporation (“Piedmont”), Duke Energy and Forest Subsidiary, Inc., a North Carolina corporation and a wholly-owned subsidiary of Duke Energy (“Merger Sub”).

Merger. The Merger Agreement provides for the merger of Merger Sub with and into Piedmont, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with Piedmont continuing as the surviving corporation in the Merger.  As a result of the Merger, Piedmont will become a wholly-owned subsidiary of Duke Energy.

Merger Consideration. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share (a “Share”) of common stock, no par value, of Piedmont (“Piedmont Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Shares that are held by Duke Energy, Merger Sub or their respective wholly-owned subsidiaries) will be converted into the right to receive $60.00 in cash per Share, without interest (the “Merger Consideration”).

Duke Energy Board of Directors. The Merger Agreement provides that upon completion of the Merger, Duke Energy will take all necessary action so that, as soon as practicable after the Effective Time, Duke Energy will expand the size of its board of directors by one seat and appoint a mutually agreeable current member of the board of directors of Piedmont as a director to serve on Duke Energy’s board of directors.

Representations, Warranties and Covenants. Piedmont, Duke Energy and Merger Sub each have made various representations, warranties and covenants in the Merger Agreement.  In addition, among other things, Piedmont has agreed, subject to certain exceptions, to conduct its operations in the ordinary course of business consistent with past practice from the date of the Merger Agreement until the Effective Time.  Piedmont has made certain additional customary covenants, including, among others, subject to certain exceptions, (a) to cause meeting of Piedmont’s shareholders to be held to consider approval of the Merger Agreement, (b) not to solicit proposals relating to alternative business combination transactions, and (c) not to participate in discussions concerning, or furnish information in connection with, alternative business combination transactions.   Piedmont, Duke Energy and Merger Sub are required to use reasonable best efforts to obtain all required regulatory approvals, which will include clearance under federal antitrust laws and approval by state regulatory bodies, subject to certain exceptions, including that such efforts not result in a “Burdensome Condition” (as defined in the Merger Agreement).

Closing Conditions. Consummation of the Merger is subject to various conditions, including, among others, (a) approval of the shareholders of Piedmont, (b) absence of any material adverse effect, (c) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and the receipt of certain  required statutory approvals, (d) absence of any law prohibiting the consummation of the Merger, and (e) subject to certain exceptions, the accuracy of representations and warranties with respect to Piedmont’s business.  The Merger Agreement contains certain termination rights for both Duke Energy and Piedmont, and provides that, upon termination of the Merger Agreement under specified circumstances, Duke Energy would be required to pay a termination fee of $250 million to Piedmont and Piedmont would be required to pay Duke Energy a termination fee of $125 million.  The termination fee is payable by Duke Energy under specified circumstances relating to the failure to obtain certain regulatory approvals.  The termination fee is payable by Piedmont under specified circumstances, including (a) following a withdrawal by Piedmont’s Board of Directors of its recommendation of the Merger Agreement and the Merger in order to enter into a definitive agreement with respect to certain business combinations (other than the Merger Agreement), or (b) if Duke Energy terminates the Merger Agreement following a withdrawal by Piedmont’s Board of Directors of its recommendation of the Merger Agreement and the Merger under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Duke Energy, Piedmont or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement.  These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) in the case of representations, warranties and covenants made by Piedmont, may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to Duke Energy in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to security holders, and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Duke Energy or Piedmont. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Duke Energy or Piedmont.

As previously disclosed by Duke Energy in its Current Report on Form 8-K filed with the United States Securities and Exchange Commission on September 2, 2014, Duke Energy ACP, LLC, an indirect, wholly-owned subsidiary of Duke Energy, and Piedmont ACP Company, LLC, an indirect, wholly-owned subsidiary of Piedmont, own forty percent (40%) and ten percent (10%) Percentage Interests, respectively, in Atlantic Coast Pipeline, LLC, a Delaware limited liability company.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 7.01.             Regulation FD Disclosure.

Press Release

On October 26, 2015 Duke Energy and Piedmont issued a joint press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Investor Call

On October 26, 2015, Duke Energy and Piedmont held a conference call with analysts and investors regarding the proposed Merger. Certain materials presented on the conference call are attached as Exhibit 99.2 hereto, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2015, by and among Piedmont, Duke Energy and Merger Sub.*

99.1	Joint Press Release, dated October 26, 2015.

99.2	Investor Presentation Materials, dated October 26, 2015.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

Cautionary statements regarding forward-looking information

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy or Piedmont, including future financial and operating results, Duke Energy’s or Piedmont’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite approvals of Piedmont’s shareholders; the risk that Duke Energy or Piedmont may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; and the effect of changes in governmental regulations. Additional risks and uncertainties are identified and discussed in Duke Energy’s and Piedmont’s and their respective subsidiaries’ reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Neither Duke Energy nor Piedmont undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information and where to find it

This communication may be deemed to be solicitation material in respect of the merger of Piedmont Natural Gas into Duke Energy. In connection with the merger, Piedmont Natural Gas intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form.  INVESTORS OF PIEDMONT NATURAL GAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PIEDMONT NATURAL GAS AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Piedmont Natural Gas with the SEC at the SEC’s website at www.sec.gov, at Piedmont Natural Gas’ website at www.piedmontng.com  or by sending a written request to Piedmont Natural Gas company, Inc. at Piedmont Natural Gas Company, Inc., Corporate Secretary, 4720 Piedmont Row Drive Charlotte, North Carolina, 28210.  Security holders may also read and copy any reports, statements and other information filed by Piedmont Natural Gas with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the solicitation

Duke Energy, Piedmont Natural Gas and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Duke Energy’s directors and executive officers is available in Duke Energy’s proxy statement filed with the SEC on March 26, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding Piedmont Natural Gas’ directors and executive officers is available in Piedmont Natural Gas’ proxy statement filed with the SEC on January 16, 2015 in connection with its 2015 annual meeting of shareholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION (Registrant)

Dated: October 26, 2015	By:	/s/ Julia S. Janson
Name: Julia S. Janson
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2015, by and among Piedmont, Duke Energy and Merger Sub.*

99.1	Joint Press Release, dated October 26, 2015.

99.2	Investor Presentation Materials, dated October 26, 2015.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.